DEAR FELLOW SHAREHOLDERS:

     Net income for the quarter was $545,612 or $.25 per share. A dividend of $.25 was declared on July 7, 1999, payable July 30, 1999, to holders of record July 23, 1999.

     Excelsior's financial statements reflect a large short term position as well as a payable for securities purchased. This, while correct, does not take into account our purchase for July settlement of four million dollars of AAA rated bonds yielding over seven percent--an improvement in income of more than two hundred basis points. We make this investment at a time when the equity market seems to be celebrating not just the millennium but the arrival of endless prosperity.

     Without doubt the American economy is acting like a tireless race horse, brilliantly ridden by its stellar jockey, Alan Greenspan. His achievements have been unparalleled; he is also both mortal and elderly. It is difficult to conceive of an encore performance by any successor.

     A couple of commentators have addressed situations like the present. That somewhat inaccessible Austrian, Joseph Schumpeter, observed that new technologies which create whole new industries are often accompanied by speculative manias. Formerly conservative people are driven to overestimate the potential for gain and throw capital at dubious ventures.

     No less an authority than Bill Gates pointed out that "Gold rushes encourage impetuous investments." He warned that when the frenzy ends, there will be amazement that anyone could have funded the folly.

     One final cautionary note seems worth sounding. The Bible warns against putting new wine in old bottles. No doubt a great deal of new wine is cascading into the old bottles of the marketplace. Unfortunately, the guardians of our various markets are facing the unknown; a fact amply demonstrated by the near collapse of Long Term Capital Management. Those same guardians are likely soon to confront twenty-four hour trading days, where the speed of light is the only limiting factor to speculative enthusiasm.

     We make no predictions, but we are comfortable with our safe, income-oriented fund. We hope that our shareholders share that feeling.

                                                    Sincerely,

                                                    /s/ Townsend Brown II

                                                    Townsend Brown II
                                                    Chairman and President

July 7, 1999

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
June 30, 1999 (Note 1)

U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--47.86%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.50%, 7/25/20                                  (1)        $    60,729     $    60,117     $    60,514
  6%, 4/1/28                                      (1)          2,920,001       2,872,094       2,748,191
Federal National Mortgage Assn., Global Bond,
  8.50%, 2/1/05                                                1,600,000       1,600,000       1,626,389
Government National Mortgage Assn.,
  6%, 7/20/27                                     (1)            511,231         513,707         516,156
  6%, 11/20/28                                    (1)          2,975,885       2,931,711       2,775,837
  7%, 5/15/22                                     (1)            208,525         208,265         206,058
  7%, 4/15/23                                     (1)          2,465,633       2,467,174       2,436,465
  7%, 5/15/23                                     (1)            566,791         565,108         560,086
  7%, 3/15/24                                     (1)          1,267,769       1,254,299       1,252,772
  7%, 7/15/29                                     (1)          2,000,000       1,976,406       1,978,750
  7%, 7/20/29                                     (1)          2,000,000       1,968,750       1,978,750
  7.50%, 12/15/25                                 (1)            632,755         631,767         639,817
  8%, 8/15/24                                     (1)            785,728         781,431         807,651
  8%, 1/15/25                                     (1)            597,854         578,050         614,535
  8.50%, 7/15/17                                  (1)            660,897         677,729         692,054
  8.50%, 5/15/21                                  (1)            240,340         246,461         251,671
  10%, 1/15/18                                    (1)            560,673         608,418         612,388
U.S. Treasury Bond,
  7.25%, 5/15/16                                  (1)          1,000,000         975,000       1,097,500
                                                             -----------     -----------     -----------
                                                              21,054,811      20,916,487      20,855,584
                                                             -----------     -----------     -----------

BONDS AND NOTES--30.79%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust
  6.64%, 4/17/10                                  Aaa          1,000,000       1,012,969         966,295
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                  Aa2          1,500,000       1,495,875       1,625,304
Ford Motor Credit
  6.125, 1/9/06                                    A1          2,000,000       1,989,980       1,905,748
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                  Aaa          2,000,000       1,978,500       2,112,676
Nationslink Funding Corp.
  6.476%, 7/20/08                                 Aaa          1,000,000       1,014,414         972,545
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                   A1          1,800,000       1,806,138       1,857,317
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                   A1          2,000,000       1,997,400       1,915,098
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                   Aa2          2,000,000       1,988,600       2,065,260
                                                             -----------     -----------     -----------
                                                              13,300,000      13,283,876      13,420,243
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--21.35%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,900,000       1,900,000       1,900,000
Federal National Mortgage Assn., Disc. Note
  7/12/99                                                      7,000,000       6,989,755       6,989,755
Fidelity Cash Management Fund                                    413,860         413,860         413,860
                                                             -----------     -----------     -----------
                                                               9,313,860       9,303,615       9,303,615
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $43,668,671     $43,503,978     $43,579,442
                                                             -----------     -----------     -----------
                                                             -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

June 30, 1999 (Note 1)

The aggregate market value at June 30, 1999 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $24,907,100          72.67
    Aa2                 3,690,564          10.76
    A1                  5,678,163          16.57
                      -----------        -------
    Total             $34,275,827         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $   649,783
    Aggregate gross unrealized
      depreciation                       (574,319)
                                      -----------
  Net unrealized appreciation         $    75,464
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $43,503,978
                                      -----------
                                      -----------

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
------------------------------

Investments (Note 1) in securities
  at value (identified
  cost $43,503,978):
  U.S. Government and
    Federal Agencies
    obligations         $20,855,584
  Bonds and notes        13,420,243
  Short-term holdings     9,303,615
                        -----------
    Total Investments                 $43,579,442
Cash                                        4,294
Interest receivable                       433,251
Prepaid expenses                           10,681
                                      -----------
    Total Assets                       44,027,668
                                      -----------

LIABILITIES:
------------------------------

Payable for securities purchased        3,945,156
Accrued advisory fee (Note 3)              61,687
Accrued operating expenses                 40,364
                                      -----------
    Total Liabilities                   4,047,207
                                      -----------
Net Assets                            $39,980,461
                                      -----------
                                      -----------
  NET ASSETS consist of:
  Undistributed net investment
    income                            $   506,296
  Accumulated net realized losses
    from investment transactions         (249,501)
  Unrealized appreciation on
    investments                            75,464
  Capital shares (Note 5)                  21,864
  Additional paid-in capital           39,626,338
                                      -----------
                                      $39,980,461
                                      -----------
                                      -----------
Net Asset Value per share
  ($39,980,461 / 2,186,391 shares)         $18.29
                                      -----------
                                      -----------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 1999
(Note 1)

INVESTMENT INCOME:
------------------------------

INCOME--Interest                            $ 1,326,296
EXPENSES:
  Investment advisory fee        $104,137
  Directors' fees and expenses     22,811
  Officer's salary                 20,372
  Postage and printing             16,860
  Professional fees                11,550
  Insurance                        11,174
  Transfer agent and
    registrar fees                  9,917
  The New York Stock
    Exchange, Inc.--annual fee      7,818
  Miscellaneous                    11,478
                               ----------
  Total expenses                                216,117
                                            -----------
  Investment Income--Net                      1,110,179
                                            -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------

Realized gain from security
  transactions
  (excluding short-term securities):
  Proceeds from sales          $8,349,268
  Cost of sales                 8,252,386
                               ----------
    Net realized gain                            96,882
Unrealized appreciation
  (depreciation)
  on investment securities:
  Beginning of period           1,824,564
  End of period                    75,464
                               ----------
  Change in unrealized
    appreciation--net                        (1,749,100)
                                            -----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments              (1,652,218)
                                            -----------
Net decrease in Net Assets
  Resulting from Operations                 ($  542,039)
                                            -----------
                                            -----------

STATEMENT OF CHANGES IN NET ASSETS

                         For the six     For the
                           months         year
                            ended         ended
                          June 30,      Dec. 31,
                            1999          1998
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------

Operations:
 Investment income--
  net (Note 1)           $ 1,110,179   $ 2,314,162
 Realized gain on
  investments--net
  (Note 2)                    96,882        29,104
 Change in unrealized
  appreciation--net       (1,749,100)      487,983
                         -----------   -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                (542,039)    2,831,249
 Dividends to share-
  holders from:
  Investment income--
  net                       (546,598)   (2,251,982)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)            --            --
                         -----------   -----------
 Total increase
  (decrease) in net
  assets                  (1,088,637)      579,267

NET ASSETS:
-----------------------

 Beginning of period      41,069,098    40,489,831
                         -----------   -----------
 End of period
  (including
  undistributed
  (overdistributed) net
  investment income of
  $506,296 and
  ($57,285) in 1999 and
  1998, respectively)    $39,980,461   $41,069,098
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                    For the six
                                      months                              For the year ended
                                      ended            ---------------------------------------------------------
                                     6/30/99            1998             1997             1996             1995
                                   ------------        ------           ------           ------           ------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                              $ 18.78          $18.52           $18.23           $18.94           $16.87
                                      -------          ------           ------           ------           ------
  Net investment income                   .51            1.06             1.08             1.11             1.14
  Net gain (loss) on securities
     (realized and unrealized)           (.75)            .23              .38             (.64)            2.05
                                      -------          ------           ------           ------           ------
Total from investment
  operations                             (.24)           1.29             1.46              .47             3.19
                                      -------          ------           ------           ------           ------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                 (.25)          (1.03)           (1.17)           (1.18)           (1.12)
Distribution from realized
  gains on investments                     --              --               --               --               --
                                      -------          ------           ------           ------           ------
Total dividends and
  distributions                          (.25)          (1.03)           (1.17)           (1.18)           (1.12)
                                      -------          ------           ------           ------           ------
  Treasury stock transaction               --              --              .00               --               --
                                      -------          ------           ------           ------           ------
Net asset value, end of period        $ 18.29          $18.78           $18.52           $18.23           $18.94
                                      -------          ------           ------           ------           ------
                                      -------          ------           ------           ------           ------
Market value per share, end of
  period                              $15.438          $16.56           $16.75           $15.75           $16.00
                                      -------          ------           ------           ------           ------
                                      -------          ------           ------           ------           ------
Total Investment Return:
Based on market value per share        (3.80%)          5.55%           14.51%            5.68%           17.04%
Ratios To Average Net Assets:
Expenses                                0.53%           0.97%            1.08%            1.07%            1.08%
Net investment income                   2.73%           5.62%            5.89%            6.02%            6.26%
Supplemental Data:
Net assets at end of period
  (000 omitted)                       $39,980         $41,069          $40,490          $39,887          $41,452
Portfolio turnover rate                 4.56%          15.88%            2.91%            5.50%           25.07%

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:
     a) Investments--Security transactions are recorded as of the trade date. Investments owned at June 30, 1999, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.
     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.
     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.
     Realized gains and losses on security transactions are determined on the basis of identified cost.
     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $249,501 expiring on December 31, 2003, available to offset future capital gains, if any.
     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.
     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1998 is an increase in undistributed net investment income of $13,363, a decrease in accumulated net realized loss of $13,363.
     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:
Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:
Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each

Excelsior Income Shares, Inc.

June 30, 1999
--------------------------------------------------------------------------------

quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.
     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.
     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.
     Two officers of the Company are officers of United States Trust Company of New York.
     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:
For the period ended June 30, 1999, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $2,027,382 and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $6,871,154 and $8,349,268, respectively.

(5) CAPITAL STOCK:
At June 30, 1999, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.
     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805.

ADDITIONAL INFORMATION:

YEAR 2000:
Like other investment companies, financial and business organizations and individuals around the world, the Company could be affected adversely if the computer systems used by the Investment Adviser and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Company's other service providers have informed the Company that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

------------------------------------------------------

                      Excelsior
                    Income Shares,
                         Inc.

                  Semi-Annual Report
                     June 30, 1999

------------------------------------------------------